As filed with the Securities and Exchange Commission on March 16, 2007

Registration No. 333-139572

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 5

to

Form S-1

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

CHENIERE ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	2813	20-5913059
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

717 Texas Avenue, Suite 3100

Houston, Texas 77002

(713) 659-1361

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Don A. Turkleson

Chief Financial Officer

717 Texas Avenue, Suite 3100

Houston, Texas 77002

(713) 659-1361

(Name, address, including zip code, and telephone number including area code, of agent for service)

Copies to:

Geoffrey K. Walker Andrews Kurth LLP 600 Travis, Suite 4200 Houston, Texas 77002 (713) 220-4200	Joshua Davidson Sean T. Wheeler Baker Botts L.L.P. One Shell Plaza 910 Louisiana Street Houston, Texas 77002 (713) 229-1234

Approximate date of commencement of proposed sale to the public:    As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The Amendment No. 5 to the Registration Statement on Form S-1 of Cheniere Energy Partners, L.P. (“Amendment No. 5”) does not relate to the contents of the preliminary prospectus contained in our Registration Statement on Form S-1, which is not amended hereby. Accordingly, this Amendment No. 5 does not include a copy of our preliminary prospectus. This Amendment No. 5 is being filed for the purpose of updating Part II and submitting the Form of Underwriting Agreement as Exhibit 1.1.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the NASD filing fee, the amounts set forth below are estimates.

SEC registration fee	$32,301
NASD filing fee	30,688
American Stock Exchange listing fee	70,000
Printing and engraving expenses	585,000
Fees and expenses of legal counsel	2,750,000
Accounting fees and expenses	140,000
Transfer agent and registrar fees	2,500
Miscellaneous	200,000

Total	$3,810,489

Item 14. Indemnification of Directors and Officers

The section of the prospectus entitled “The Partnership Agreement—Indemnification” discloses that we will generally indemnify officers, directors and affiliates of our general partner to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference. Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever. Reference is also made to Section 8 of the form of Underwriting Agreement to be filed as an exhibit to this registration statement in which the underwriters have agreed to indemnify our general partner’s directors and certain of its officers against certain liabilities, including liabilities under the Securities Act of 1933, as amended, and to contribute to payments that may be required to be made in respect of these liabilities.

Item 15. Recent Sales of Unregistered Securities.

On November 21, 2006, in connection with the formation of the partnership, Cheniere Energy Partners, L.P. issued (1) to Cheniere LNG Holdings, LLC the 98% limited partner interest in the partnership for $980 and (2) to Cheniere Energy Partners GP, LLC the 2% general partner interest in an offering exempt from registration under Section 4(2) of the Securities Act. There have been no other sales of unregistered securities within the past three years.

Item 16. Exhibit and Financial Statement Schedules

(a) The following documents are filed as exhibits to this registration statement.

Exhibit No.		Description
1.1	*	Form of Underwriting Agreement.

3.1	+	Certificate of Limited Partnership of Cheniere Energy Partners, L.P.

3.2	+	Form of First Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P. (included as Appendix A to the Prospectus).

Exhibit No.		Description
3.3	+	Certificate of Formation of Cheniere Energy Partners GP, LLC.

3.4	+	Form of Amended and Restated Limited Liability Company Agreement of Cheniere Energy Partners GP, LLC.

4.1		Indenture, dated as of November 9, 2006, by and between Sabine Pass LNG, L.P., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

4.2		Registration Rights Agreement, dated as of November 9, 2006, by and among Sabine Pass LNG, L.P. and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers (incorporated by reference to Exhibit 4.4 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

4.3		Form of 7.25% Senior Secured Note due 2013 (included as Exhibit A1 to Exhibit 4.1 above).

4.4		Form of 7.50% Senior Secured Note due 2016 (included as Exhibit A1 to Exhibit 4.1 above).

4.5	+	Form of common unit certificate (attached as Exhibit A to the Partnership Agreement included as Appendix A to the Prospectus).

5.1	+	Opinion of Andrews Kurth LLP as to the legality of the securities being registered.

8.1	+	Opinion of Andrews Kurth LLP relating to tax matters.

10.1		Collateral Trust Agreement, dated November 9, 2006, by and among Sabine Pass LNG, L.P., The Bank of New York, as collateral trustee, Sabine Pass LNG-GP, Inc. and Sabine Pass LNG-LP, LLC (incorporated by reference to Exhibit 10.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.2		Amended and Restated Parity Lien Security Agreement, dated November 9, 2006, by and between Sabine Pass LNG, L.P. and The Bank of New York, as collateral trustee (incorporated by reference to Exhibit 10.2 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.3		Third Amended and Restated Multiple Indebtedness Mortgage, Assignment of Rents and Leases and Security Agreement, dated November 9, 2006, between the Sabine Pass LNG, L.P. and The Bank of New York, as collateral trustee (incorporated by reference to Exhibit 10.3 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.4		Amended and Restated Parity Lien Pledge Agreement, dated November 9, 2006, by and among Sabine Pass LNG, L.P., Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and The Bank of New York, as collateral trustee (incorporated by reference to Exhibit 10.4 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.5		Security Deposit Agreement, dated November 9, 2006, by and among Sabine Pass LNG, L.P., The Bank of New York, as collateral trustee, and The Bank of New York, as depositary agent (incorporated by reference to Exhibit 10.5 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.6		State Tax Sharing Agreement, dated November 9, 2006, by and between Cheniere Energy, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.9 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.7		Amended and Restated Terminal Use Agreement, dated November 9, 2006, by and between Cheniere Marketing, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.6 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

Exhibit No.	Description
10.8	Guarantee Agreement, dated as of November 9, 2006, by Cheniere Energy, Inc. in favor of Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.7 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.9	Letter Agreement, dated November 9, 2006, by and among Cheniere Marketing, Inc., Cheniere LNG, Inc. and Sabine Pass LNG, L.P. in favor of Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.8 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.10	LNG Terminal Use Agreement, dated November 8, 2004, by and between Chevron U.S.A. Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.4 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.11	Omnibus Agreement, dated November 8, 2004, by and between Chevron U.S.A. Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.5 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.12	Guaranty Agreement, dated December 15, 2004, from ChevronTexaco Corporation to Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.12 to Sabine Pass LNG, L.P.’s Registration Statement on Form S-4 (SEC File No. 333-138916), filed on November 22, 2006).

10.13	Amendment to LNG Terminal Use Agreement, dated December 1, 2005, by and between Chevron USA, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.12 to Sabine Pass LNG, L.P.’s Registration Statement on Form S-4 (SEC File No. 333-138916), filed on November 22, 2006).

10.14	LNG Terminal Use Agreement, dated September 2, 2004, by and between Total LNG USA, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.1 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.15	Amendment of LNG Terminal Use Agreement, dated January 24, 2005, by and between Total LNG USA, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.40 to Cheniere Energy, Inc.’s Annual Report on Form 10-K (SEC File No. 001-16383), filed on March 10, 2005).

10.16	Omnibus Agreement, dated September 2, 2004, by and between Total LNG USA, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.2 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.17	Guaranty, dated as of November 9, 2004, by Total S.A. in favor of Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.3 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.18	Operation and Maintenance Agreement, dated February 25, 2005, between Sabine Pass LNG, L.P. and Cheniere LNG O&M Services, L.P. (incorporated by reference to Exhibit 10.5 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on March 2, 2005).

10.19	Management Services Agreement, dated February 25, 2005, between Sabine Pass LNG-GP, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.6 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on March 2, 2005).

10.20	Lump Sum Turnkey Engineering, Procurement and Construction Agreement, dated December 18, 2004, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on December 20, 2004).

10.21	Change Orders 1 through 27 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004 between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.15 to Cheniere Energy, Inc.’s Annual Report on Form 10-K (SEC File No. 001-16383), filed on March 3, 2006).

Exhibit No.	Description
10.22	Change Orders 28, 29 and 31 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004 between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.4 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on May 5, 2006).

10.23	Change Orders 30, 32 and 33 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004 between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.10 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on August 4, 2006).

10.24	Change Orders 34, 35, 36, 37 and 38 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.1 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 6, 2006).

10.25	Agreement for Engineering, Procurement, Construction and Management of Construction Services for the Sabine Phase 2 Receiving, Storage and Regasification Terminal Expansion, dated July 21, 2006, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.7 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on August 4, 2006).

10.26	Change Order 1 to Agreement for Engineering, Procurement, Construction and Management of Construction Services for the Sabine Phase 2 Receiving, Storage and Regasification Terminal Expansion, dated July 21, 2006, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.2 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 6, 2006).

10.27	Engineer, Procure and Construct (EPC) LNG Tank Contract, dated July 21, 2006, among Sabine Pass LNG, L.P., Zachry Construction Corporation and Diamond LNG LLC (incorporated by reference to Exhibit 10.8 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on August 4, 2006).

10.28	Engineer, Procure and Construct (EPC) LNG Unit Rate Soil Contract, dated July 21, 2006, between Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. (incorporated by reference to Exhibit 10.9 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on August 4, 2006).

10.29+	Management Services Agreement, dated September 1, 2006, between Sabine Pass LNG-GP, Inc. and Cheniere LNG Terminals, Inc.

10.30+	Form of Services Agreement between Cheniere Energy Partners, L.P. and Cheniere LNG Terminals, Inc.

10.31+	Form of Services and Secondment Agreement between Cheniere LNG O&M Services, L.P. and Cheniere Energy Partners GP, LLC.

10.32+	Form of Contribution and Conveyance Agreement.

10.33+	Form of Cheniere Energy Partners, L.P. 2007 Long-Term Incentive Plan.

10.34+	Change Order 39 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004, between Sabine Pass LNG, L.P. and Bechtel Corporation.

10.35	Change Order 40 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 11, 2006, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.31 to Sabine Pass LNG, L.P.’s Registration Statement on Form S-4/A (SEC File No. 333-138916), filed on January 10, 2007).

Exhibit No.	Description
10.36+	Change Order 41 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 11, 2006, between Sabine Pass LNG, L.P. and Bechtel Corporation.

10.37+	Settlement and Purchase Agreement dated as of June 14, 2001, by and among Cheniere Energy, Inc., CXY Corporation, Crest Energy, L.L.C., Crest Investment Company and Freeport LNG Terminal, LLC, and two related letter agreements, each dated February 27, 2003.

10.38	Letter regarding Assumption and Adoption of Obligations under Settlement and Purchase Agreement, dated May 9, 2005, and Indemnification Agreement, dated May 9, 2005, by Cheniere Energy, Inc. (incorporated by reference to Exhibit 10.29 to Sabine Pass LNG, L.P.’s Registration Statement on Form S-4/A (SEC File No. 333-138916), filed on January 10, 2007).

10.39+	Form of Restricted Units Agreement for employees, consultants and directors (three-year).

10.40+	Form of Restricted Units Agreement for employees, consultants and directors (four-year).

10.41+	Form of Director Units Option Agreement for employees and consultants (four-year).

10.42+	Form of Units Option Agreement for employees and consultants (three-year).

10.43+	Form of Units Option Agreement for employees and consultants (four-year).

10.44+	Form of Phantom Units Agreement for employees, consultants and directors (four-year).

10.45+	Form of Phantom Units Agreement for employees, consultants and directors (three-year).

10.46	Change Order 42 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated January 18, 2007, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.19 to Cheniere Energy, Inc.’s Annual Report on Form 10-K (SEC File No. 001-16383), filed on February 27, 2007).

12.1+	Statement regarding computation of ratio of earnings to fixed charges for the period from October 20, 2003 (inception) to December 31, 2003, for the years ended December 31, 2004, 2005 and 2006, for the period from October 20, 2003 (inception) to December 31, 2006, and for the pro forma year ended December 31, 2006.

16.1+	Consent letter of UHY LLP to change in certifying accountant.

21.1+	List of Subsidiaries of Cheniere Energy Partners, L.P.

23.1+	Consent of UHY LLP.

23.2+	Consents of Andrews Kurth LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.3+	Consent of Stone & Webster Management Consultants, Inc.

23.4+	Consent of Lon McCain to be named as a director.

23.5+	Consent of Robert J. Sutcliffe to be named as a director.

24.1+	Powers of Attorney (included in signature pages).

24.2+	Power of Attorney of Meg Gentle.

24.3+	Power of Attorney of Craig K. Townsend.

24.4+	Power of Attorney of Walter L. Williams.

+	Previously filed
*	Filed herewith

Item 17. Undertakings

The undersigned Registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 14 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned Registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

The registrant undertakes to send to each limited partner at least on an annual basis a detailed statement of any transactions with Cheniere Energy Partners GP, LLC or its affiliates, and of fees, commissions, compensation and other benefits paid, or accrued to Cheniere Energy Partners GP, LLC or its affiliates for the fiscal year completed, showing the amount paid or accrued to each recipient and the services performed.

The registrant undertakes to provide to the limited partners the financial statements required by Form 10-K for the first full fiscal year of operations of the partnership.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on March 15, 2007.

CHENIERE ENERGY PARTNERS, L.P.

By:	Cheniere Energy Partners GP, LLC, its general partner

By:	/S/ DON A. TURKLESON
Name:	Don A. Turkleson
Title:	Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the general partner of the Registrant in the capacities and on the dates indicated.

Signature	Title	Date

* Charif Souki	Director, Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	March 15, 2007

* Stanley C. Horton	Director, President and Chief Operating Officer	March 15, 2007

/S/ DON A. TURKLESON Don A. Turkleson	Director, Senior Vice President and Chief Financial Officer (Principal Financial Officer)	March 15, 2007

* Craig K. Townsend	Vice President and Chief Accounting Officer (Principal Accounting Officer)	March 15, 2007

* Meg Gentle	Director	March 15, 2007

* Walter L. Williams	Director	March 15, 2007

*By:	/s/ DON A. TURKLESON
Don A. Turkleson Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.		Description
1.1	*	Form of Underwriting Agreement.

3.1	+	Certificate of Limited Partnership of Cheniere Energy Partners, L.P.

3.2	+	Form of First Amended and Restated Agreement of Limited Partnership of Cheniere Energy Partners, L.P. (included as Appendix A to the Prospectus).

3.3	+	Certificate of Formation of Cheniere Energy Partners GP, LLC.

3.4	+	Form of Amended and Restated Limited Liability Company Agreement of Cheniere Energy Partners GP, LLC.

4.1		Indenture, dated as of November 9, 2006, by and between Sabine Pass LNG, L.P., as issuer, and The Bank of New York, as trustee (incorporated by reference to Exhibit 4.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

4.2		Registration Rights Agreement, dated as of November 9, 2006, by and among Sabine Pass LNG, L.P. and Credit Suisse Securities (USA) LLC, as representative of the several initial purchasers (incorporated by reference to Exhibit 4.4 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

4.3		Form of 7.25% Senior Secured Note due 2013 (included as Exhibit A1 to Exhibit 4.1 above).

4.4		Form of 7.50% Senior Secured Note due 2016 (included as Exhibit A1 to Exhibit 4.1 above).

4.5	+	Form of common unit certificate (attached as Exhibit A to the Partnership Agreement included as Appendix A to the Prospectus).

5.1	+	Opinion of Andrews Kurth LLP as to the legality of the securities being registered.

8.1	+	Opinion of Andrews Kurth LLP relating to tax matters.

10.1		Collateral Trust Agreement, dated November 9, 2006, by and among Sabine Pass LNG, L.P., The Bank of New York, as collateral trustee, Sabine Pass LNG-GP, Inc. and Sabine Pass LNG-LP, LLC (incorporated by reference to Exhibit 10.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.2		Amended and Restated Parity Lien Security Agreement, dated November 9, 2006, by and between Sabine Pass LNG, L.P. and The Bank of New York, as collateral trustee (incorporated by reference to Exhibit 10.2 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.3		Third Amended and Restated Multiple Indebtedness Mortgage, Assignment of Rents and Leases and Security Agreement, dated November 9, 2006, between the Sabine Pass LNG, L.P. and The Bank of New York, as collateral trustee (incorporated by reference to Exhibit 10.3 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.4		Amended and Restated Parity Lien Pledge Agreement, dated November 9, 2006, by and among Sabine Pass LNG, L.P., Sabine Pass LNG-GP, Inc., Sabine Pass LNG-LP, LLC and The Bank of New York, as collateral trustee (incorporated by reference to Exhibit 10.4 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.5		Security Deposit Agreement, dated November 9, 2006, by and among Sabine Pass LNG, L.P., The Bank of New York, as collateral trustee, and The Bank of New York, as depositary agent (incorporated by reference to Exhibit 10.5 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.6		State Tax Sharing Agreement, dated November 9, 2006, by and between Cheniere Energy, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.9 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

Exhibit No.	Description
10.7	Amended and Restated Terminal Use Agreement, dated November 9, 2006, by and between Cheniere Marketing, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.6 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.8	Guarantee Agreement, dated as of November 9, 2006, by Cheniere Energy, Inc. in favor of Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.7 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.9	Letter Agreement, dated November 9, 2006, by and among Cheniere Marketing, Inc., Cheniere LNG, Inc. and Sabine Pass LNG, L.P. in favor of Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.8 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on November 16, 2006).

10.10	LNG Terminal Use Agreement, dated November 8, 2004, by and between Chevron U.S.A. Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.4 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.11	Omnibus Agreement, dated November 8, 2004, by and between Chevron U.S.A. Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.5 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.12	Guaranty Agreement, dated December 15, 2004, from ChevronTexaco Corporation to Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.12 to Sabine Pass LNG, L.P.’s Registration Statement on Form S-4 (SEC File No. 333-138916), filed on November 22, 2006).

10.13	Amendment to LNG Terminal Use Agreement, dated December 1, 2005, by and between Chevron USA, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.12 to Sabine Pass LNG, L.P.’s Registration Statement on Form S-4 (SEC File No. 333-138916), filed on November 22, 2006).

10.14	LNG Terminal Use Agreement, dated September 2, 2004, by and between Total LNG USA, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.1 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.15	Amendment of LNG Terminal Use Agreement, dated January 24, 2005, by and between Total LNG USA, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.40 to Cheniere Energy, Inc.’s Annual Report on Form 10-K (SEC File No. 001-16383), filed on March 10, 2005).

10.16	Omnibus Agreement, dated September 2, 2004, by and between Total LNG USA, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.2 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.17	Guaranty, dated as of November 9, 2004, by Total S.A. in favor of Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.3 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 15, 2004).

10.18	Operation and Maintenance Agreement, dated February 25, 2005, between Sabine Pass LNG, L.P. and Cheniere LNG O&M Services, L.P. (incorporated by reference to Exhibit 10.5 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on March 2, 2005).

10.19	Management Services Agreement, dated February 25, 2005, between Sabine Pass LNG-GP, Inc. and Sabine Pass LNG, L.P. (incorporated by reference to Exhibit 10.6 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on March 2, 2005).

10.20	Lump Sum Turnkey Engineering, Procurement and Construction Agreement, dated December 18, 2004, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.1 to Cheniere Energy, Inc.’s Current Report on Form 8-K (SEC File No. 001-16383), filed on December 20, 2004).

Exhibit No.	Description
10.21	Change Orders 1 through 27 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004 between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.15 to Cheniere Energy, Inc.’s Annual Report on Form 10-K (SEC File No. 001-16383), filed on March 3, 2006).

10.22	Change Orders 28, 29 and 31 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004 between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.4 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on May 5, 2006).

10.23	Change Orders 30, 32 and 33 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004 between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.10 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on August 4, 2006).

10.24	Change Orders 34, 35, 36, 37 and 38 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.1 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 6, 2006).

10.25	Agreement for Engineering, Procurement, Construction and Management of Construction Services for the Sabine Phase 2 Receiving, Storage and Regasification Terminal Expansion, dated July 21, 2006, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.7 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on August 4, 2006).

10.26	Change Order 1 to Agreement for Engineering, Procurement, Construction and Management of Construction Services for the Sabine Phase 2 Receiving, Storage and Regasification Terminal Expansion, dated July 21, 2006, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.2 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on November 6, 2006).

10.27	Engineer, Procure and Construct (EPC) LNG Tank Contract, dated July 21, 2006, among Sabine Pass LNG, L.P., Zachry Construction Corporation and Diamond LNG LLC (incorporated by reference to Exhibit 10.8 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on August 4, 2006).

10.28	Engineer, Procure and Construct (EPC) LNG Unit Rate Soil Contract, dated July 21, 2006, between Sabine Pass LNG, L.P. and Remedial Construction Services, L.P. (incorporated by reference to Exhibit 10.9 to Cheniere Energy, Inc.’s Quarterly Report on Form 10-Q (SEC File No. 001-16383), filed on August 4, 2006).

10.29+	Management Services Agreement, dated September 1, 2006, between Sabine Pass LNG-GP, Inc. and Cheniere LNG Terminals, Inc.

10.30+	Form of Services Agreement between Cheniere Energy Partners, L.P. and Cheniere LNG Terminals, Inc.

10.31+	Form of Services and Secondment Agreement between Cheniere LNG O&M Services, L.P. and Cheniere Energy Partners GP, LLC.

10.32+	Form of Contribution and Conveyance Agreement.

10.33+	Form of Cheniere Energy Partners, L.P. 2007 Long-Term Incentive Plan.

10.34+	Change Order 39 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 18, 2004, between Sabine Pass LNG, L.P. and Bechtel Corporation.

Exhibit No.	Description
10.35	Change Order 40 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 11, 2006, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.31 to Sabine Pass LNG, L.P.’s Registration Statement on Form S-4/A (SEC File No. 333-138916), filed on January 10, 2007).

10.36+	Change Order 41 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated December 11, 2006, between Sabine Pass LNG, L.P. and Bechtel Corporation.

10.37+	Settlement and Purchase Agreement dated as of June 14, 2001, by and among Cheniere Energy, Inc., CXY Corporation, Crest Energy, L.L.C., Crest Investment Company and Freeport LNG Terminal, LLC, and two related letter agreements, each dated February 27, 2003.

10.38	Letter regarding Assumption and Adoption of Obligations under Settlement and Purchase Agreement, dated May 9, 2005, and Indemnification Agreement, dated May 9, 2005, by Cheniere Energy, Inc. (incorporated by reference to Exhibit 10.29 to Sabine Pass LNG, L.P.’s Registration Statement on Form S-4/A (SEC File No. 333-138916), filed on January 10, 2007).

10.39+	Form of Restricted Units Agreement for employees, consultants and directors (three-year).

10.40+	Form of Restricted Units Agreement for employees, consultants and directors (four-year).

10.41+	Form of Director Units Option Agreement for employees and consultants (four-year).

10.42+	Form of Units Option Agreement for employees and consultants (three-year).

10.43+	Form of Units Option Agreement for employees and consultants (four-year).

10.44+	Form of Phantom Units Agreement for employees, consultants and directors (four-year).

10.45+	Form of Phantom Units Agreement for employees, consultants and directors (three-year).

10.46	Change Order 42 to Lump Sum Turnkey Engineering, Procurement and Construction Agreement dated January 18, 2007, between Sabine Pass LNG, L.P. and Bechtel Corporation (incorporated by reference to Exhibit 10.19 to Cheniere Energy, Inc.’s Annual Report on Form 10-K (SEC File No. 001-16383), filed on February 27, 2007).

12.1+	Statement regarding computation of ratio of earnings to fixed charges for the period from October 20, 2003 (inception) to December 31, 2003, for the years ended December 31, 2004, 2005 and 2006, for the period from October 20, 2003 (inception) to December 31, 2006, and for the pro forma year ended December 31, 2006.

16.1+	Consent letter of UHY LLP to change in certifying accountant.

21.1+	List of Subsidiaries of Cheniere Energy Partners, L.P.

23.1+	Consent of UHY LLP.

23.2+	Consents of Andrews Kurth LLP (included in Exhibit 5.1 and Exhibit 8.1).

23.3+	Consent of Stone & Webster Management Consultants, Inc.

23.4+	Consent of Lon McCain to be named as a director.

23.5+	Consent of Robert J. Sutcliffe to be named as a director.

24.1+	Powers of Attorney (included in signature pages).

24.2+	Power of Attorney of Meg Gentle.

24.3+	Power of Attorney of Craig K. Townsend.

24.4+	Power of Attorney of Walter L. Williams.

+	Previously filed
*	Filed herewith